EXHIBIT 10.4

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EXENATIDE ONCE WEEKLY PEN SUPPLY AGREEMENT

This EXENATIDE ONCE WEEKLY PEN SUPPLY AGREEMENT (“Agreement”) is entered into as of May 11, 2009 (the “Effective Date”), by and between Amylin Pharmaceuticals, Inc. (“Amylin”), a Delaware corporation, and Eli Lilly and Company (“Lilly”), a corporation organized and existing under the laws of the State of Indiana.  Amylin and Lilly are sometimes referred to herein individually as a “Party” and collectively as “Parties”.  References to “Amylin” and “Lilly” and “Party” or “Parties” shall include their respective Affiliates.

RECITALS

1.                                       Amylin and Lilly are parties to that certain Collaboration Agreement, effective September 19, 2002, as amended, pursuant to which Amylin and Lilly have agreed to cooperate in the development, manufacturing and marketing of Exenatide Once Weekly in a dual chamber cartridge pen configuration (the “Pen Product”, as defined below).

2.                                       Under the terms of the Collaboration Agreement, Amylin is responsible for sale of Pen Product in the U.S. and Lilly is responsible for the sale of Pen Product in the Territory outside the U.S.

3.                                       In furtherance of the goals set forth in the Collaboration Agreement, the Parties desire to enter into this Agreement whereby Lilly will agree to purchase from Amylin and Amylin will agree to supply to Lilly the Pen Product in commercial quantities intended for commercial sale in the Territory outside the U.S., all on the terms and conditions set forth herein.  In addition, the Parties desire to define how certain costs and expenses will be applied and allocated for Pen Product intended for commercial sale in the U.S.

4.                                       Amylin and Lilly are parties to a separate Exenatide Once Weekly Supply Agreement, effective October 16, 2008, as amended (the “Vial Supply Agreement”), for the purchase and supply of EQW Product in commercial quantities intended for commercial sale in the Territory outside the U.S. and for the treatment of cost and expenses applied and allocated to EQW Product intended for commercial sale in the U.S.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS

When used and capitalized in this Agreement (other than the headings of the Articles and Sections), including the foregoing Recitals, the following terms will have the meanings assigned to them in this Article 1 and include the plural as well as the singular.  Capitalized terms not otherwise defined herein will have the meaning assigned to them in the Collaboration Agreement.

1.1                               “Actual Component Manufacturing Cost” means those costs actually incurred by Amylin for the acquisition and release of Components from Third Party Suppliers, including an appropriate allocation of any overhead costs.  Such costs include, but are not limited to:  (i) the landed cost of purchased materials, including, without limitation, invoice price, outside processing costs, freight, duties, storage fees and brokers fees (volume or trade discounts will be reflected in the calculation); (ii) conversion costs (including, without limitation, direct labor and direct overhead) directly associated with the releasing and shipping of Components;  (iii) replacement costs for Components that are determined to be defective or recalled during the quality control process or for Components that are returned to Amylin from Lilly or to Third Party Suppliers from Amylin; (iv) Component breakage, damage and manufacturing losses; (v) obsolete Components; and (vi) to the extent attributable to the acquisition of Components, any other costs considered inventory costs or Costs of Products Sold under Generally Accepted Accounting Principles.  Amylin shall share details relating to the Actual Component Manufacturing Cost in detail and frequency as Lilly may reasonably request.

1.2                               “Actual Manufacturing Cost” means those costs actually incurred by Amylin or Lilly for the acquisition of materials from Third Party Suppliers or Lilly, and Manufacture and conversion into Pen Product.  Such costs include, but are not limited to:

(a)                                  the landed cost of purchased materials, including, without limitation, invoice price, outside processing costs, freight, duties, and brokers fees (volume or trade discounts will be reflected in the calculation);

(b)                                 conversion costs directly associated with the Manufacture of Pen Product at the Facility including direct labor and direct overhead costs;

(c)                                  an appropriate allocation of the actual indirect overhead costs directly associated with the Manufacture of Pen Product incurred by Amylin at the Facility;

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(d)                                 an appropriate allocation of costs based on actual headcount and actual FTE rate incurred by Amylin  outside of the Facility but directly associated with  the Manufacture of Pen Product, including but not limited to those items as set forth on Exhibit A;

(e)                                  depreciation of any Pen Product specific capital investments at the Facility not included in the Pen Product Initial Capital Investment and solely funded by Amylin as part of Capital Investments called out in section 3.8(f) of this Agreement;

(f)                                    Pen Product breakage, damage and Manufacturing losses;

(g)                                 an allocation of the depreciation of those capital investments net of capitalized interest in and for Amylin’s San Diego Quality Control Laboratory to the extent such capital investments directly support Manufacture of the Pen Product;

(h)                                 an allocation of depreciation of those capital investments located at Third Party Suppliers but owned by Amylin to the extent such capital investments directly support Manufacture of the Pen Product and have not been previously funded by Lilly;

(i)                                     replacement costs for Pen Product that is determined to be defective or recalled during the quality control process or for Pen Product that is returned to Amylin from Lilly or any customer or to Third Party Suppliers from Amylin;

(j)                                     amortization of any pre-paid assets of Amylin at a Third Party Supplier in accordance with the terms of the agreement with any such Third Party Supplier, as well as an appropriate carrying cost of such prepaid assets calculated in accordance with Section 1.2(l) below;

(k)                                  to the extent attributable to the Manufacture of Pen Product, any other costs considered inventory costs or Costs of Products Sold under Generally Accepted Accounting Principles;

(l)                                     an appropriate carrying cost applied to the ending monthly inventory utilizing the interest rate agreed to in the letter agreement between the Parties dated June 12, 2006 (the “Letter Agreement”); and

(m)                               an allocation of Lilly resources directly associated with  Manufacture of Pen Product charged at the actual FTE rate and any other expenses incurred by Lilly directly associated with the Manufacture of Pen Product as agreed to in advance by the Parties.

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All of these costs and the methodology to be used in allocating indirect or overhead costs among Manufacturing operations hereunder and other Amylin manufacturing operations, and among Pen Product Manufactured pursuant to this Agreement shall be determined in a manner consistent with U.S. GAAP, except as expressly set forth herein or as otherwise agreed by the Parties.    Amylin shall share reasonable details relating to the Actual Manufacturing Cost.  The Parties agree to annually review the interest rate set forth in the Letter Agreement and Section 1.2(l) above.

For the avoidance of any doubt, the Actual Manufacturing Costs for Pen Product sold either in the U.S. or in the Territory outside the U.S. shall be calculated using the same methodology through the nude pen stage of production, with the exception that any OUS-specific costs (e.g., OUS-specific analytical testing) would be charged [***] to Pen Product for sale OUS.  Following the nude pen stage of production, product destined for the U.S. market would incur additional costs related to subsequent steps in the manufacturing process including, but not limited to, labeling, packaging, storage and distribution and would be charged [***] to US Product.  Revisions to allocations and methodology will not be made during the year without the approval of the MSC.

Any incremental costs for the Manufacture of Pen Product for which the primary benefit of such cost will be in a Territory outside the U.S. shall be attributed [***] to the Actual Manufacturing Cost for the Pen Product to be sold in the Territory outside the U.S. and paid by Lilly hereunder if agreed to in advance by the Parties.  Likewise, any incremental costs for the Manufacture of Pen Product for which the primary benefit of such cost will be the U.S. Territory, such as packaging, shall be attributed [***] to the Actual Manufacturing Cost  for the Pen Product to be sold in the U.S. if agreed to in advance by the Parties.

The foregoing definition of Actual Manufacturing Cost assumes all of the manufacturing capacity of the Facility will be used to Manufacture Pen Product under this Agreement and EQW Product under the Vial Supply Agreement; if at any time during the term of this Agreement this is not the case, then this definition shall be modified as set forth in Section 4.9(b) below.

1.3                               “API” will have the meaning set forth in Section 4.7 of this Agreement.

1.4                               “Applicable Laws” means all applicable U.S. statutes, ordinances, regulations, rules or orders, including, without limitation, the FD&C Act, the Regulatory Law, Prescription Drug Marketing Act, Generic Drug Enforcement Act of 1992 (21 U.S.C. §3359, et. seq.), Anti-Kickback Statute (42 U.S.C. §1320 a-7b, et. seq.), Resource Conservation and Recovery Act, Clean Water Act, Clean Air Act, the Drug Enforcement Act, Occupational Safety and Health Act and cGMP, as well as comparable laws of the European Union, all as amended from time to time.

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1.5                               “ASC” will have the meaning set forth in Section 2.1 of this Agreement.

1.6                               “Annual Average Unit Cost” will have the meaning set forth in Section 3.5(a) of this Agreement.

1.7                               “Budget Summary” means the budget summary for the applicable period prepared pursuant to Section 3.13(c) of this Agreement.

1.8                               “Cartridge Supply Agreement” means the Cartridge Supply Agreement, by and between Amylin and Lilly, dated as of April 20, 2007, as such agreement may be amended from time to time.

1.9                               “cGMP” will mean current Good Manufacturing Practices as detailed in “The Rules Governing Medicinal Products in the European Community (EC) — Volume IV: Guide to Good Manufacturing Practice for Medicinal Products” and the “US Current Good Manufacturing Practices (cGMPs) for Finished Pharmaceuticals: 21 Code of Federal Regulations (CFR) Parts 11, 210 and 211, and 820, all as amended from time to time, and any additional cGMPs promulgated by any regulatory authority not described above and provided to Amylin by Lilly and mutually agreed to between the Parties.

1.10                        “Collaboration Agreement” means the Collaboration Agreement set forth in the Recitals of this Agreement, as such agreement may be amended from time to time.

1.11                        “Components” mean the pen molded parts including a plunger rod, threaded sleeve, adapter, cartridge holder and grip.  In addition, the final assembly will also include a dual chamber cartridge and will include needles, packaging materials and labeling as may be agreed to by the MSC.

1.12                        “Effective Date” will have the meaning set forth in the introductory paragraph of this Agreement.

1.13                        “EQW Product” will have the meaning set forth in the Vial Supply Agreement (previously refered to as the Exenatide Once Weekly Supply Agreement).

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Commission.  Confidential Treatment Requested Under

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1.14                        “Facility” means the manufacturing facility commissioned by Amylin and located at 8814, 8848 and 8874 Trade Port Drive, West Chester, Ohio, as such facility may be from time to time approved, expanded or altered in accordance with this Agreement.

1.15                        “Five-Year Forecast” will have the meaning set forth in Section 5.1(a) of this Agreement.

1.16                        “Force Majeure” will have the meaning set forth in Section 16.14 of this Agreement.

1.17                        “Forecast” will have the meaning set forth in Section 5.1 (b) of this Agreement.

1.18                        “Inspection Period” will have the meaning set forth in Section 5.8(a) of this Agreement.

1.19                        “Latent Defect” means defects that cause the Pen Product to fail to conform to the Specifications or otherwise fail to conform to the warranties provided pursuant to Section 10.8 (hereof, which defects are not discoverable upon reasonable physical inspection as provided in Section 5.8(a).

1.20                        “Manufacture”, “Manufacturing” or “Manufactured” means all operations involved in the manufacturing, quality control testing (including in-process, disposition and stability testing), disposition (releasing or rejecting), packaging and shipping of the Pen Product as more fully described in the MRD.

1.21                        “MRD” means the Manufacturing Responsibilities Document, which sets forth written instructions regarding the Manufacture and other technical matters including, without limitation, testing procedures and supply of the Pen Product under this Agreement.

1.22                        “MSC” will have the meaning set forth in Section 2.1 of this Agreement.

1.23                        “OUS” means the Territory outside the U.S.

1.24                        “Party” or “Parties” will have the meaning set forth in the first paragraph of this Agreement.

1.25                        “Pen Product” means the Product (whether to be used as trade, sample or clinical trial material) or placebo developed as a fixed-dose injection of exenatide administered once per week for diabetes and any other Indications for which such Product may be approved for use and Manufactured by Amylin configured for delivery in a dual chamber cartridge pen formulation, in finished form or in nude pens, including any components thereof and associated packaging components.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.26                        “Pen Product Initial Capital Investment” shall mean the initial capital investment made by Amylin and Lilly in and for the Facility for the Manufacture of the Pen Product up to a capacity of [***] units, including, but not limited to, the filling of the dual chamber cartridge and installing the cartridge in the pen to support both U.S. and OUS markets.  For Pen Product for sale in the U.S., the scope of the investments also includes facilities and equipment to package the current presentation of  pens and needles into blister packs.  For clarification, Pen Product Capital Investment shall not include the capital investment made by Amylin in and for the Facility for EQW Product and compensated in accordance with the Vial Supply Agreement.

1.27                        “Pen Product Manufacturing Development Costs” shall mean those Development Costs specifically related to developing the ability to Manufacture Pen Product, including, without limitation, Manufacturing process development and Manufacturing and quality assurance technical support, until such time as Manufacturing of Pen Product intended for commercial sale commences.  For purposes of clarification, Pen Product Manufacturing Development Costs shall not include any Development Costs which are solely attributable to clinical studies of Pen Product, but may include costs relating to manufacturing development irrespective of where those costs were incurred.  All Amylin and Lilly personnel costs, including without limitation direct and indirect personnel costs, will be charged at actual FTE cost, unless otherwise agreed to by the Parties.

1.28                        “Purchase Order” will have the meaning set forth in Section 5.4 of this Agreement.

1.29                        “QLT” will have the meaning set forth in Section 2.3 of this Agreement.

1.30                        “Quality Agreement” means the quality agreement, as revised and amended from time to time between the Parties, that describes certain quality expectations and responsibilities relating to the Manufacture, release testing and supply of the Pen Product to Lilly.  The Parties acknowledge that, if they so elect, there will be one Quality Agreement applicable for Pen Product intended to be Commercialized in the U.S. and another Quality Agreement applicable for Pen Product intended to be Commercialized in the Territory outside the U.S.

1.31                        “Quality Audit” will have the meaning set forth in Section 4.5(b) of this Agreement.

1.32                        “QWT” will have the meaning set forth in Section 2.3 of this Agreement.

1.33                        “Regulatory Authority” will have the meaning set forth in the Collaboration Agreement.

1.34                        “Regulatory Lead” will have the meaning set forth in the Collaboration Agreement.

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1.35                        “SCWT” will have the meaning set forth in Section 2.2 of this Agreement.

1.36                     “Specifications” for Pen Product means the specifications and quality control testing procedures for the development, Manufacturing, final release and testing of Pen Product and labeling and packaging requirements, which may cover one or more versions of the Pen Product, including, without limitation, Pen Product having different physical features as set forth in the applicable Marketing Approvals, as the same may be modified from time to time by the Parties in accordance with the terms of the Agreement.  The Specifications will be agreed to in accordance with the terms of the Quality Agreement.

1.37                        “Standard Cost” means the planned Pen Product Manufacturing costs for each SKU (which shall not include depreciation of the Pen Product Initial Capital Investments shared by the Parties) divided by the production volume for such SKU as agreed to by the Parties as part of the annual plan.

1.38                        “Start-up Quality Audit” will have the meaning set forth in Section 4.5(b) of this Agreement.

1.39                        “Successor Manufacturer” will have the meaning set forth in Section 11.4(d) of this Agreement.

1.40                        “Third Party Supplier” shall have the meaning set forth in Section 4.7 of this Agreement.

ARTICLE 2
GOVERNANCE

2.1                               Governance of Activities.  Lilly acknowledges that Amylin shall be responsible for day-to-day operational management of the Facility within the agreed-upon annual plan. Governance of activities contemplated by this Agreement will be effected through the governance structure established by the Parties, including the SCWT, the QLT, the Manufacturing Strategy Committee (the “MSC”) and the Alliance Steering Committee (the “ASC”).  The Parties intend that MSC shall be responsible for oversight of the Facility and the complete Pen Product supply chain, including, but not limited to the following items:

(a)                                  output requirements of the Facility;

(b)                                 operational performance to plan or revised forecast;

(c)                                  establishing and overseeing sub-committees, as it deems necessary;

(d)                                 major capital projects;

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(e)                                  annual and long range plans for Pen Product supply; and

(f)                                    sourcing and supply agreements.

The MSC shall also be responsible for reviewing and recommending for approval annual budgets and capital investments to the ASC under the timing described for Binding Budgets in the Collaboration Agreement.  The MSC shall meet no less than [***] with agendas and pre-reads due at least five days in advance of the meeting or as directed by the MSC.

The MSC will establish governance processes which define how information (financials, operational performance, inventories, capital spend, etc.) will be reported and reviewed on a periodic basis (initially proposed to be monthly).  MSC will also define the types and magnitude of decisions that it will delegate to SCWT or other sub-committees and which are required to be agreed upon by the Parties through the MSC structure.

In the event that the Parties, through the SCWT or other sub-committees as established by the MSC, are unable to resolve any dispute in connection with this Agreement, the SCWT or sub-committee shall refer such dispute to the MSC.  In the event that the Parties, through the MSC, are unable to resolve any dispute in connection with this Agreement, the MSC shall refer such dispute to the ASC which has been established by mutual understanding between the Parties in performance of their obligations under other agreements between the Parties.  If the issue can not be resolved by the ASC, then it shall be escalated to the Chief Executive Officer of Amylin and an Executive Committee Member from Lilly.

2.2                               Supply Chain Working Team.  The Parties will establish a supply chain working team for the Pen Product (the “SCWT”), or include the Pen Product in the SCWT established for the EQW Product.  The function of the SCWT shall be to plan, coordinate and manage supply chain activities for Pen Product, develop a risk management plan related to ensuring supply of Pen Product, review operational performance of supply chain activities, engage in appropriate activities to reduce supply chain costs, establish customer service levels, serve as a forum for communication for any supply chain issues, and resolve disputes related to supply chain issues between the Parties.

The SCWT will meet at such other times as are agreed to by the Parties, but no less than once each [***].  Such meetings may be in-person, via video conference, or via telephone conference.  At least five (5) business days prior to each SCWT meeting, each Party will provide written notice to the other Party of agenda items proposed by such Party for discussion or decision at such meeting, together with appropriate information related thereto.  Written minutes will be kept of all SCWT meetings and will reflect, without limitation, material decisions made at such meetings.  Responsibility for keeping minutes will alternate between the Parties.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.3                               Quality Governance.  The Parties have established an Alliance Quality Working Team (the “QWT”) that meets on a regular basis to discuss and resolve quality-related issues and to review data and/or perform the activities outlined in the Quality Agreement.  Pursuant to the Quality Agreement, the Parties have also established an Alliance Quality Lead Team (the “QLT”) responsible for strategic quality issues that arise with respect to the Pen Product.  In the event that the QWT is unable to resolve any quality-related disputes, the QWT shall refer such dispute to the QLT.  Further, if the QLT is unable to resolve such dispute, the QLT shall refer such dispute to the head of each Party’s Quality Department for resolution.  If despite their best efforts, the head of each Party’s Quality Department are unable to resolve such dispute, they shall refer such dispute to the MSC for resolution.

ARTICLE 3
PAYMENT OF DEVELOPMENT EXPENSES, PURCHASE AND SUPPLY OF PEN PRODUCT AND COMPONENTS AND LIMITATION OF AGREEMENT

3.1                               Pen Product Manufacturing Development Costs.  Notwithstanding anything to the contrary in the Collaboration Agreement or any previous formal or informal agreements between the Parties, the Parties agree that Lilly shall be responsible for 53% of Pen Product Manufacturing Development Costs incurred up until commercial Manufacture of Pen Product commences and Amylin shall be responsible for 47% of Pen Product Manufacturing Development Costs incurred up until commercial Manufacture of Pen Product commences.

3.2                               Purchase of Pen Product Requirements.  Subject to the terms and conditions of this Agreement, Amylin will Manufacture Pen Product for worldwide distribution; provided, however, that Amylin will not have any responsibility to package Pen Product for the Territory outside of the U.S.  Lilly shall purchase from Amylin, and Amylin shall supply and deliver to Lilly, Lilly’s requirements for the Pen Product for sale by Lilly in the Territory outside the U.S. in accordance with Article 5 of this Agreement.  If at any time Amylin is not able to provide Lilly with the quantity of Pen Product Lilly desires to purchase in accordance herewith because of the capacity limitations of the Facility, the Parties agree to discuss in good faith how best to provide such additional quantities of Pen Product including, without limitation, increasing the capacity of the Facility and/or securing another manufacturer (including, without limitation, Lilly) for Pen Product.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.3                               U.S. Pen Product Cost.  The Cost of Product Sold to be allocated to Adjusted U.S. Operating Profit/(Loss) for any Calendar Quarter as contemplated by Section 4.5(a) of the Collaboration Agreement for Pen Product shipped to non-Amylin, U.S. distribution sites shall be based on the Standard Cost plus any U.S. specific costs and the U.S. pro-rata portion of any variances for such Calendar Quarter.

3.4                               OUS Pen Product Purchase Price.  Lilly shall purchase Pen Product for sale OUS from Amylin at a price per unit equal to the Standard Cost plus any OUS specific costs and the OUS pro-rata portion of any variances for such Calendar Quarter. The purchase price for Pen Product purchased by Lilly in each Calendar Quarter will be included as part of the periodic reconciliation of Operating Profits or Loss for such Calendar Quarter as contemplated in Section 4.9 of the Collaboration Agreement.

3.5                               [***] True-Up.

(a)                                Within[***] after the end of each [***], Amylin shall calculate an “[***] Average Unit Cost”. The [***] Average Unit Cost for any [***] shall be the quotient of (i) the Actual Manufacturing Cost up through the nude pen stage of production minus any U.S. or OUS-specific costs divided by (ii) the total number of Pen Product units Manufactured in such year.  To the extent the average purchase price per unit for any [***] paid by Lilly pursuant to Section 3.4 differs from the [***] Average Unit Cost plus OUS-specific costs for such [***], such difference will be included in the periodic reconciliation of Operating Profits or Loss for the [***] as contemplated in Section 4.9 of the Collaboration Agreement.

(b)                               In addition, within [***] after the end of each [***], the Parties agree to true-up the inventory carrying costs for the previous[***] by re-calculating each [***] ending Pen Product inventory balance for the previous [***] utilizing the Actual Manufacturing Cost in lieu of the Standard Cost.

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3.6                               Purchase of Components.  Lilly will define those Components it chooses to purchase through Amylin for the OUS market.  Upon agreement at the SCWT and subject to the terms and conditions of this Agreement, Lilly shall purchase from Amylin, and Amylin shall cause to be delivered by the applicable Third- Party Supplier to Lilly, Lilly’s requirements for any applicable Components needed for final packaging that are not included in the Pen Product delivered to Lilly by Amylin, all for sale by Lilly in the territory outside the U.S. and in accordance with Article 5 of this Agreement.  If at any time a Third- Party Supplier is not able to provide Lilly with the quantity of Components Lilly desires to purchase in accordance herewith, the Parties will allocate supply following the procedures set forth in Section 5.3, below.

3.7                               Component Purchase Price.  Lilly shall purchase any Components from Amylin at a price per unit of such Component equal to the Actual Component Manufacturing Cost for such Component.

Purchase Orders, as defined below, for Components will be submitted by Lilly within [***] after the beginning of each [***] using a price provided by Amylin based upon Amylin’s good faith estimate of the Actual Component Manufacturing Cost for such Components for such [***]. Actual Component Manufacturing Costs for Components purchased by Lilly in each [***] will be included as part of the periodic reconciliation of Operating Profits or Loss for such [***] as contemplated in Section 4.9 of the Collaboration Agreement.

3.8                               Pen Product Capital Investments.

(a)                                The Parties agree that the costs of the Pen Product Initial Capital Investment will be allocated 40% to Amylin and 60% to Lilly.

(b)                               Amylin agrees that if it intends to refinance any outstanding indebtedness, or incur additional indebtedness, the aggregate outcome of which would result in an additional Lien (whether an increase of an existing Lien or a new Lien) being placed on the Facility, then before entering into any binding commitment in connection therewith Amylin will:  (1) provide Lilly with no less than thirty (30) days’ written notice of such intent (which notice shall include a reasonably detailed description of the proposed financing and potential encumbrances), (2) consider in good faith any comments Lilly provides to Amylin on the proposed financing (which comments Lilly must provide within ten (10) days of Lilly’s receipt of Amylin’s notice), and (3)  upon Lilly’s request, engage in a discussion between the Alliance Steering Committee Chairs regarding the proposed financing.  Amylin also agrees that before entering into any binding commitment to refinance

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outstanding indebtedness or incur additional indebtedness, Amylin will: (1) ensure that such refinancing or incurrence of additional indebtedness will not have any adverse impact on the Actual Manufacturing Cost or the Product (as applicable in both the Vial Supply Agreement and this Agreement); (2) ensure that the aggregate amount of all liens placed on the Facility (as such facility is currently configured and excluding inventory) do not exceed [***] without Lilly’s consent, which consent shall not be unreasonably withheld; and (3) use Commercially Reasonable Efforts to obtain the financing party’s consent to exclude the Pen Equipment (Pen Equipment meaning the hard assets identified as equipment in lines 2 through 5 on Exhibit B totaling an estimated $[***]) from being subject to any such Lien.  For the purposes of this Section, “Lien” means any mortgage, pledge, security interest, hypothecation, assignment, encumbrance, lease, lien, option, right of use, or other encumbrance of any kind.

(c)                                  If Amylin believes that it may breach an obligation under any loan or other financing agreement on the Facility, where such breach could result in an adverse impact on Amylin’s continued ability to perform its obligations under the Vial Supply Agreement and this Agreement, then Amylin will promptly notify Lilly thereof and agree to meet with Lilly to discuss.

(d)                                 Amylin agrees that it will not, directly or indirectly, without Lilly’s prior written consent, which shall not be unreasonably withheld, enter into any agreement, transaction or other type of arrangement with a third party involving the Facility which would result in Lilly, either directly indirectly, being obligated to purchase any minimum amount of Product from such third party.  Amylin shall proceed with implementing the Pen Product Initial Capital Investment project including payment of contractors and suppliers and shall own the equipment and other assets acquired.  The Amylin and Lilly Pen team and/ or the SCWT Pen team are responsible for initiating the review and approval from the MSC, and the ASC of any capital commitments beyond the project budget of $216 million.  An estimate of the Pen Product Initial Capital Investment is set forth in Exhibit B.

(e)                                  Lilly will provide to Amylin its cost incurred for such Pen Product Capital Investment, [***], within [***] of the [***].  Amylin will prepare a report, in a format mutually agreed to by the Parties, aggregating the expenses incurred by each party, for such [***], and will invoice Lilly for their allocation of the costs incurred for such Pen Product Capital Investment on a [***] basis.  Lilly shall reimburse Amylin for such billed amounts within [***] of the date of the invoice.  All past due amounts owed by Lilly to Amylin under this agreement shall bear interest at the rate set forth in Section 4.9 of the Collaboration Agreement.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(f)                                    Any capital investments beyond the Pen Product Initial Capital Investment required to establish or maintain production capability for the Pen Product will be based upon recommendations of the SCWT and the MSC and the approval of such project by the ASC.  Projects will be grouped into two categories:  projects with a scope less than [***] dollars ($[***]) each (collectively, “Minor Projects”), and projects with a scope greater than or equal to [***] dollars ($[***]) each (collectively, “Major Projects”).   Projects classified as Minor but with an anticipated spend greater than [***] dollars ($[***]) must be listed individually.  Amylin may spend money on Minor Projects included in the first year Budget Summary without prior approval by MSC.  Amylin at their sole discretion may make trade-off decisions for Minor Projects not included in the Budget Summary provided (i) the spend for Minor Projects does not exceed the total approved Minor Project Budget amount for that year and (ii) the trade-off does not replace a capital asset required to meet Regulatory requirements.  Spend for Major Projects must be approved by the MSC prior to initiation of the project regardless of whether the Project was included in the Budget Summary or not.  MSC will take action on such requests for approvals on a timely basis.

3.9                               Reimbursement for Costs Incurred.  Lilly will reimburse Amylin for Lilly’s share, based upon the allocation set forth in Section 3.8(a), of costs incurred by Amylin prior to the Effective Date for the Pen Product Initial Capital Investment, as set forth on Exhibit C, together with interest at the interest rate agreed to in the Letter Agreement between Amylin and Lilly dated June 12, 2006, by making a cash payment of such amount to Amylin within 10 working days of the Effective Date.

3.10                        True-Up.  [***] following a launch of the Pen Product in one of the major OUS  markets (United Kingdom, France, Germany, Italy, Spain, or Japan), or the year in which annual sales volumes of the Pen Product exceed [***] units (whichever is first), the Parties agree to true-up the capital split according to the process outlined in Exhibit E.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.11                        Impairment.  To the extent any or all of the Pen Product assets added as part of this Agreement cannot be used for the Manufacture of Pen Product, the Parties shall meet to discuss the potential impairment of such assets.  As the assets covered in the Pen Product Initial Capital Investment are funded on a pay-as-you-go basis by both Parties, there would be no financial settlement associated with any such impairment.  If the Parties agree to take an impairment charge relating to capital investments for Pen Product other than the Pen Product Initial Capital Investment, as covered in Section 3.8(f) of this Agreement, and not funded on a pay-as-you-go basis, Lilly will pay to Amylin an amount equal to [***]% of any impairment charge determined in accordance with GAAP for all  non-depreciated capital investments in and for the Pen Product assets and the Manufacture of Pen Product (excluding any impairment charge with respect to which Lilly makes a payment to Amylin as provided in Section 3.10 of the Vial Supply Agreement), less:  (a) any other amounts due and payable to Lilly from Amylin at the time of the impairment charge and not deducted in calculating the payment made by Lilly under Section 3.10 of the Vial Supply Agreement; and (b) any amounts for any assets that can otherwise be utilized for other uses by Amylin and are not deducted in calculating the payment made by Lilly under Section 3.10 of the Vial Supply Agreement; plus any other amounts due and payable to Amylin from Lilly at the time of impairment charge that are not added in calculating the payment made by Lilly under Section 3.10 of the Vial Supply Agreement.  In the event any amounts are recovered by Amylin after the impairment charge, such amounts shall be allocated between Lilly and Amylin in the same proportions as the impairment charge.

3.12                        Audits.  Each Party will have the right to audit the other Party’s financial books and records relating to this Agreement and the calculation of Actual Manufacturing Cost under the same terms and in the same manner as set forth in Section 4.9(e) of the Collaboration Agreement.  Notwithstanding the foregoing, any non-financial audit conducted by Lilly under this Agreement shall not count towards the annual limitation of one (1) audit per year set forth in Section 4.9(e) of the Collaboration Agreement.

3.13                        Reporting.

(a)                                  Estimate of Actual Manufacturing Costs.  Amylin will provide to Lilly a report containing a good faith estimate of the Actual Manufacturing Cost, in a format similar to and with the similar detail as set forth in Exhibit D, within [***] prior to the end of each [***].

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)                                Actual Manufacturing Costs.  Amylin will provide to Lilly a report containing the Actual Manufacturing Cost, in a format similar to and with the similar detail set forth in Exhibit D, within [***] after the end of each [***].

(c)                                 Budget and Long Range Plan.  MSC will establish and maintain business processes to develop and monitor budgets, plans and long-range plans.

1.              Budget Summary.  On an[***], a budget summary shall be developed covering the following [***].  Such budget shall reflect Amylin’s plan at the time such budget is created, but shall not be binding on Amylin. MSC shall  review on no less than a [***] the actual performance relative to the plan and shall agree upon any actions needed.

2.             Long-Range Plan.  On an [***], a long-range plan for anticipated Pen Product demand, capital and manufacturing costs will be developed, reviewed and approved by MSC.

ARTICLE 4
MANUFACTURING AND QUALITY

4.1                               Quality Agreement.  No later than[***] after the Effective Date, the Parties shall prepare and adopt the Quality Agreement or include the Pen Product under the Quality Agreement for the EQW Product, as determined by the QLT.  The Parties shall review the Quality Agreement at least once each [***] and shall modify it from time to time as necessary through issuance of a revised version of the Quality Agreement signed on behalf of each of the Parties by an authorized representative incorporating the modification and stating the effective date and revision number of the modification.  The Quality Agreement will be subject to and not inconsistent with the terms of this Agreement, the Collaboration Agreement and the Specifications.  In the event the information in the Quality Agreement on the one hand, and this Agreement, the Collaboration Agreement or the Specifications, as applicable, on the other hand, conflict, this Agreement, the Collaboration Agreement or the Specifications, as applicable, will control; provided, however that the Quality Agreement shall control for any cGMP compliance related issues.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.2                               Development of MRD.  No later than [***] after the Effective Date, the Parties shall prepare and adopt the MRD or include the Pen Product under the MRD for the EQW Product, as determined by the SCWT.  The Parties shall review the MRD at least once each [***] and shall modify it from time to time as necessary through issuance of a revised version of the MRD signed on behalf of each of the Parties by an authorized representative incorporating the modification and stating the effective date and revision number of the modification.  The MRD will be subject to and not inconsistent with the terms of this Agreement, the Collaboration Agreement, and the Quality Agreement.  In the event the information in the MRD, on the one hand, and this Agreement, the Collaboration Agreement or the Quality Agreement, on the other hand, conflict, the terms of the Collaboration Agreement, this Agreement or the Quality Agreement, as applicable, will control.

4.3                               Manufacturing.  Subject to the terms and conditions of this Agreement, Amylin will use its Commercially Reasonable Efforts to Manufacture and supply Pen Product to Lilly, at the times and in the quantities set forth by Lilly in a Purchase Order and subject, however, to the quantity restrictions set forth in this Agreement.  Amylin will ensure that each shipment of the Pen Product delivered to Lilly:  (i) will have been manufactured in accordance with the Specifications and cGMP in effect at the time of Manufacture, (ii) will not be adulterated or misbranded within the meaning of the FD&C Act, (iii) will not have been Manufactured or sold in violation of any Applicable Laws  in any material respect, and (iv) will have been Manufactured in accordance with applicable Marketing Approvals and all regulatory requirements as defined in the applicable Pen Product registration (e.g. European dossier) as provided by Lilly to Amylin.

4.4                               Modifications.  The Parties anticipate that the Specifications will be modified from time to time to reflect improvements or modifications to the Pen Product.  Each Party will provide the other with reasonable advance notice of any proposed material modification and will consult with, and consider in good faith, the reasonable comments of such other Party regarding such proposed material modification.  Any proposed modification to the Manufacturing process or Specifications shall be approved by the MSC or such subcommittee appointed by the MSC (subject to Section 5.2 of the Collaboration Agreement) prior to implementation or filing with any Regulatory Authority. Any modifications to the Manufacturing process or Specifications required by a Regulatory Authority other than the FDA or The European Medicines Agency (the “EMEA”) shall be solely paid for by Lilly.  Prior to any approved change in the Manufacturing process or Specifications, the Parties shall identify, and, if needed, allocate between U.S. and OUS, all costs and risks, including development costs, resulting from the changes, and a timeline for implementing the changes.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)                                  Either Party will notify the other as soon as practical of any changes to any Specifications or procedures that are required by the FDA, a Regulatory Authority or Applicable Laws that could have an impact on Amylin’s performance of this Agreement.  Amylin shall utilize its Commercially Reasonable Efforts to implement such changes.

(b)                                 In no event will Amylin be required to make a modification to the Pen Product that is prohibited by Applicable Laws or Regulatory Authorities.  In no event will Amylin be prohibited from making a modification to the Pen Product that is required by Applicable Laws or Regulatory Authorities; provided, however, that Amylin shall consult with Lilly prior to making any such modification, and provided further that Amylin shall use its Commercially Reasonable Efforts to implement any such modification.  Any modifications to the Pen Product will be in accordance with the terms of the Quality Agreement.

4.5          Audit; Safety; Applicable Laws.

(a)                                  Quality Control and Assurance.  Amylin will perform quality control testing and quality oversight on the Pen Product to be delivered to Lilly hereunder in accordance with this Agreement, the Quality Agreement, the MRD, Specifications and cGMP.

(b)                                 Quality Audit of the Facility by Lilly Representatives.  Lilly shall have the right, upon no less than thirty (30) days’ notice and in accordance with the Quality Agreement, to conduct an initial OUS commercial readiness audit of the Facility during regular business hours for the purpose of conducting a quality control inspection to assure cGMP compliance of the Facility used in the Manufacturing of Pen Product to be delivered to Lilly (the “Start-Up Quality Audit”).  Following the Start-Up Quality Audit, upon no less than thirty (30) days’ advance written notice to Amylin and in accordance with the terms of the Quality Agreement, no more than one (1) time per Calendar Year, Amylin will permit Lilly’s representatives (such representatives to be reasonably acceptable to Amylin) to conduct an audit of the Facility during regular business hours for the purpose of conducting a quality control inspection to assure cGMP compliance of the Facility used in the Manufacturing of Pen Product to be delivered to Lilly (the “Quality Audit”); provided, however, that such restriction of one (1) such audit per Calendar Year shall not apply in cases where Lilly attends an audit or inspection conducted by a

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Regulatory Authority.  In addition, Lilly representatives shall have the right to re-inspect the Facility, upon reasonable advance written notice to Amylin and during regular business hours: (i) to ensure appropriate remedial actions are being taken in response to a significant adverse finding identified during a prior Lilly Quality Audit of the Facility, (ii) if an audit of the Facility conducted by a Regulatory Authority results in a critical finding, or (iii) if any Pen Product is, or has the potential to be, recalled from the market by either Amylin and/or Lilly due to Manufacturing issues.  Lilly representatives will be advised of the confidentiality obligations under this Agreement, and will follow such security, safety and facility access procedures as are reasonably designated by Amylin.  Amylin may require that at all times the Lilly representatives be accompanied by an Amylin representative to assure protection of Amylin Confidential Information or confidential information of a Third Person, if applicable.   Amylin will respond in writing to any written audit observation provided by Lilly within sixty (60) days in the form of a mutually agreed upon action plan.

Notwithstanding the above, Amylin shall provide Lilly with the right to conduct pre-inspection assessments and reviews of the Facility prior to the date on which a foreign regulatory agency will be conducting a Pen Product pre-approval inspection.  Amylin shall reasonably cooperate with Lilly to address any needed actions identified.

(c)                                  Safety Procedures.  Amylin will have responsibility for developing, adopting and enforcing safety procedures for the handling and production of Pen Product by Amylin and the handling and disposal of all waste relating thereto.  Amylin’s responsibility for the handling of any particular Pen Product will terminate as to that particular Pen Product upon delivery thereof to Lilly’s common carrier.

(d)                                 Applicable Laws.  Lilly and Amylin will each comply with all Applicable Laws in performing its obligations hereunder, including, without limitation, laws with respect to the protection of the environment.

4.6                               Access to the Facility by Lilly.  Amylin will permit Lilly to appoint one (1) or more employee(s) to be its person in the plant at the Facility, who shall have reasonable access during normal business hours.  The scope of such person’s role in the Facility with respect to the Pen Product shall be the same as the role for such person with respect to the EQW Product as set forth in the Vial Supply Agreement.  The person in the plant shall have

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

access to information that impacts budget, operational performance, and timelines. In addition, Amylin will permit a reasonable number of Lilly employees reasonable access during normal business hours to the Facility in order to observe and review the Manufacturing process.  The parties acknowledge that the foregoing access rights are not intended to permit Lilly any level of audit rights in addition to those described in Section 4.5 above. Lilly will comply with Amylin’s written instructions established to enhance the safety or security of the Facility or of persons at or near the Facility.

4.7                               Third Party Suppliers.  The Parties acknowledge that Amylin will Manufacture the Pen Product and that certain materials, including active pharmaceutical ingredient (“API”), diluents and component parts for the Pen Product and certain testing services will be purchased by Amylin from third party suppliers (“Third Party Suppliers”).  The MSC shall be responsible for overseeing negotiations for any supply agreements with Third Party Suppliers not already in place as of the Effective Date (including any amendments, modifications or extensions of those already in place) in accordance with the Letter Agreement between Amylin and Lilly dated January 30, 2004 except that the references to the Joint Commercialization Committee in the letter are hereby replaced by MSC.  Amylin shall use its Commercially Reasonable Efforts to cause all Third Party Suppliers to fulfill their obligations under their agreements with Amylin.  The Parties agree that Amylin will not be liable to Lilly, its Affiliates and their respective directors, officers, shareholders, employees or agents for any Third Party Suppliers’ failure to deliver or failure of any Pen Product as a result of materials or components manufactured by Third Party Suppliers or the failure of such materials or components to comply with applicable Specifications, any representations or warranties of such Third Party Supplier or Applicable Laws.  In the event Amylin receives any indemnification payments or other recovery from Third Party Suppliers performing services on behalf of Amylin, such amounts shall be divided between Amylin and Lilly in proportion to their respective shares, at the time of the payment, of U.S. EQW Gross Profit and OUS EQW Gross Profit specifically associated with sales of Pen Product (as such terms are defined in Exhibit E of the Vial Supply Agreement) (less any royalty obligation to Amylin from Lilly) under the Collaboration Agreement, as amended.  To the extent legally or contractually permissible, Amylin shall obtain a written assignment of all patent rights and know-how that such Third Party Suppliers may develop by reason of work performed under this Agreement.

4.8                               Records.  Each of the Parties shall keep accurate records of its activities under this Agreement to the extent required by Applicable Laws and in accordance with the Quality Agreement.  Access to such records will be made available by Amylin to Lilly during

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

normal business hours upon Lilly’s reasonable written request. The provisions of this Section 4.8 shall not supersede the audit provisions set forth in Section 4.5  Amylin further agrees to provide Lilly with such information regarding the Manufacture and testing of Pen Product hereunder as may be required to obtain or maintain Marketing Approval of Pen Product or as may otherwise be required or requested by any Regulatory Authority.

4.9                               Use of Facility and Adjusted Costs.

(a)                                  Use of Facility.  As of the date hereof, the Parties acknowledge and agree that the Pen Product assets covered by this Agreement will be constructed for the commercialization of Pen Product on a worldwide-demand basis.  At any future date, Amylin may propose to the MSC that the Pen Product assets be used for a purpose other than Pen Product.  If the Parties, through the MSC, cannot come to an agreement regarding such proposal, then the matter shall be escalated using the dispute resolution procedure set forth in the Collaboration Agreement.  If the Parties’ senior executives cannot mutually resolve the matter after good faith due deliberation, then Amylin shall have the final right to decide how to use the Pen Product assets subject to Section 4.9(b), below.

(b)                                 Adjusted Costs.   Prior to a final decision being reached on any additional use(s) of the Pen Product assets covered by this Agreement other than for Pen Product, the Parties shall agree in good faith to modify the definition of Actual Manufacturing Cost set forth in Section 1.2 and any other applicable Terms.  Any such modification to the Agreement shall take into account, among other things:  (1) the actual cost of the portion of the existing Pen Product assets to be used by Amylin for any use other than for Pen Product, (2) an allocation of site-wide support facilities and resources that takes into account the planned use of the Pen Product assets other than for Pen Product, and (3) a prospective refund of a portion of Lilly’s up-front funding of the Pen Product Initial Capital Investment.  All capital expenses and costs associated with the planned use of the Pen Product assets other than for Pen Product shall be Amylin’s sole responsibility.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 5
PURCHASE OF PEN PRODUCT; FORECASTS

5.1                               Forecasts.

(a)                                  [***] Forecast.  Lilly will submit to Amylin no later than [***] after the Effective Date a [***] forecast (the “[***] Forecast”) of Lilly’s anticipated purchase requirements of Pen Product for the Territory outside the U.S.; provided, however, that while the [***] of the [***] Forecast shall be in [***], [[***] of the forecast shall be for [***].  Thereafter, Lilly shall annually provide to Amylin a [***] Forecast as part of the long-range planning process. The Parties agree that each [***] Forecast will be used for planning purposes only and will not be binding on either Party.

(b)                                 Rolling Production Forecasts.  The Parties, through the SCWT, will work together to develop forecasts, inventory targets, and production capacity requirements for Manufacture of Pen Product and submit the same to the Amylin Supply Operations.  No later than [***] prior to the commencement of each [***] following the Effective Date, the Lilly SCWT leader or designee will provide to the Amylin SCWT leader or designee an estimate of the total quantity of Pen Product required to be delivered for the following [***] and the succeeding [***] (the “Forecast”).  The Parties agree that the Forecast will be for general planning purposes only and will not be binding on either Party.  Amylin will maintain a level of inventory of materials and components for the Manufacture of Pen Product as agreed upon by the SCWT.

5.2                               Safety Stock.  The SCWT shall mutually agree upon the appropriate levels of safety stock of Pen Product and Components (as applicable) to be maintained by each Party for its respective territory. After the Effective Date, the SCWT shall review safety stock targets of Pen Product, Components, and other critical raw materials to be used in the Manufacture of Pen Product on at least [***] and review performance against such targets on at least [***].

5.3                               Limitations of Supply.  Amylin will use its Commercially Reasonable Efforts to make available at least [***] of the Forecast.  If at any time Amylin anticipates that it will be unable to supply in whole or in part the quantities of Pen Product set forth in a Lilly Purchase Order for any reason, including without limitation, Force Majeure, Amylin will inform Lilly as soon as possible via email of such anticipated shortfall.  Amylin will also notify Lilly of the underlying reason for the shortfall, proposed remedial measures, the date

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

such inability to supply the full order of Pen Product is expected to end, and a proposed amount of Pen Product to be delivered to Lilly.  In the event fewer units of Pen Product are available than the Parties desire to purchase, the Parties will allocate available Pen Product on a pro rata basis based upon the Forecasts included in the most recent [***] business plan approved by unanimous vote of the ASC; provided, however, that if a Party believes that a pro rata allocation based upon such Forecasts is not the appropriate allocation method, such Party may request that the Parties meet to discuss the issue, and the other Party shall agree to meet and consider in good faith the reasonable comments of the other Party.  If after such meeting, the Parties are unable to decide on the appropriate method for allocation, then the matter shall be resolved in accordance with Section 3.1(e)(ii) of the Collaboration Agreement.

(a)                                  Limitations of API.  In the event of a limitation of supply of API, Amylin agrees that it shall not adversely impact the supply of Pen Product to Lilly by unreasonably allocating such limited API disproportionately to any other exenatide-containing product, and the Parties agree that API will be allocated as between EQW Product and Pen Product on a pro rata basis based upon the forecasts for EQW Product and Pen Product included in the most recent annual business plan approved by unanimous vote of the ASC.

(b)                                 Limitations of Components.  In the event of a limitation of supply of any Components, Amylin will inform Lilly as soon as possible via email of such anticipated shortfall.  Amylin will also notify Lilly of the underlying reason for the shortfall, proposed remedial measures, the date such inability to supply the Component is expected to end, and the proposed amount of the Component to be delivered to Lilly.  In the event of a limitation of supply of any Component used in both EQW Product and Pen Product, the Parties agree that such Components will be allocated as between EQW Product and Pen Product on a pro rata basis based upon the forecasts for EQW Product and Pen Product included in the most recent annual business plan approved by unanimous vote of the ASC.  In the event fewer units of the Component are available than the Parties desire to purchase, the Parties will allocate available Component on a pro rata basis based upon the Forecasts included in the most recent [***] business plan approved by unanimous vote of the ASC; provided, however, that if a Party believes that a pro rata allocation based upon such Forecasts is not the appropriate allocation method, such Party may request that the Parties meet to discuss the issue, and the other Party shall agree to meet and consider in good faith the reasonable comments of the other Party.  If after such meeting, the Parties are unable to decide on the appropriate method for allocation, then the matter shall be resolved in accordance with Section 3.1(e)(ii) of the Collaboration Agreement.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.4                               Purchase Orders.  Lilly will purchase Pen Product solely by submitting to Amylin written purchase orders (“Purchase Orders”).  Purchase Orders will be submitted by Lilly within [***] after the beginning of each [***] using the Standard Cost.  The SCWT will establish a reasonable minimum order size for Pen Product prior to submission of the first Forecast, and Lilly shall not submit Purchase Orders for less than such minimum order size unless otherwise agreed by the Parties.  The terms and conditions of this Agreement will be controlling over any terms and conditions in any such Purchase Orders, Amylin’s acknowledgement forms, or any other forms.  Upon submission to Amylin in accordance with this Section 5.4, a Purchase Order shall be deemed accepted by Amylin except to the extent it exceeds [***]% of the most recent applicable Forecast; provided however, that acceptance of a Purchase Order shall not guarantee that Amylin will have supply sufficient to fill such Purchase Order at the time such Purchase Order is submitted, it being agreed that Amylin shall fill such Purchase Order as soon as sufficient supply is available.  Lilly will submit each such Purchase Order to Amylin at least [***] in advance of the date specified in each Purchase Order by which delivery of the Pen Product is required.  Notwithstanding the foregoing, Amylin will use Commercially Reasonable Efforts, but will not be obligated, to meet any request of Lilly for delivery of Pen Product in less than [***], and further, Amylin will attempt, but will not be obligated, to accommodate any changes requested by Lilly in delivery schedules for Pen Product following Amylin’s receipt of Purchase Orders from Lilly in accordance with this Section 5.4.  Amylin will notify Lilly in writing of its acceptance or rejection of a specific Purchase Order within [***] of receipt thereof (e-mail notification is acceptable).  Amylin shall not have the right to reject a Purchase Order submitted to Amylin in accordance with this Section 5.4, except to the extent it exceeds the most recent applicable Forecast by more than [***]%; provided however, that acceptance of a Purchase Order shall not guarantee that Amylin will have supply sufficient to fill such Purchase Order at the time such Purchase Order is submitted, it being agreed that Amylin shall fill such Purchase Order as soon as sufficient supply is available.  Upon receipt and acceptance of each Purchase Order by Amylin hereunder, Amylin will use Commercially Reasonable Efforts to supply the Pen Product in such quantities on the delivery dates specified in such Purchase Order, unless otherwise mutually agreed to in writing by the Parties, except to the extent such Purchase Order exceeds the applicable Forecast by more than [***]%.  Purchase Orders accepted by Amylin may not be cancelled except by mutual agreement of the Parties.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.5                               Title Transfer; Shipment of Pen Product.  Shipment of Pen Product ordered by Lilly will be to one or more distribution service providers designated by Lilly.  Amylin will not make direct shipments to final customers in the Territory outside the U.S.  Lilly will select and pay the carrier to be used.  Pen Product will be shipped FCA (Amylin Facility) Incoterms 2000 or as may otherwise be required pursuant to Applicable Laws.  Title and risk of loss or damage to the Pen Product will remain with Amylin until the Pen Product is delivered to the carrier, at which time title to Pen Product will rest in, and risk of loss or damage to Pen Product will pass to Lilly.  Lilly will cause Pen Product to be picked up at the Facility dock no later than [***] after the later of (i) the delivery date specified in the applicable Purchase Order, and (ii) the date Amylin makes such Pen Product available for shipment.  Any discrepancies between quantity shipped from Amylin and quantity arriving at Lilly will be jointly investigated.

5.6                               Use of a Single Lot in both US and OUS.  Pen Product from a single production batch or lot shall not be made available for use by Amylin inside the U.S. and by Lilly outside the U.S. without the prior written consent of Amylin.  No later than [***] prior to the planned date of the first application for marketing approval to a Regulatory Authority other than the FDA, the Parties agree to discuss in good faith whether Pen Product from a single production batch or lot shall be used both in the U.S. and outside the U.S.  If the Parties agree that such split uses are appropriate, then the Parties agree to work towards a procedure that will describe how Pen Product from a single production batch or lot shall be made available for use by Amylin inside the U.S. and by Lilly outside the U.S.  If the Parties are not able to agree that such split uses are appropriate or are unable to agree upon such a procedure, then Lilly shall be responsible for the first $[***] of losses per [***] arising from any inventory rendered obsolete solely due to the fact that a single production batch or lot was not available for use by Amylin inside the U.S. and by Lilly outside the U.S.  The remainder of any such losses shall be allocated in accordance with the last sentence of Section 5.9.

5.7                               Taxes.  Lilly acknowledges it is responsible for any Value Added Tax and sales taxes related to the purchase of Pen Product.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.8                               Inspection; Rejection.

(a)                                  Lilly shall be allowed a maximum of [***] from the date of receipt of any shipment for inspection and provision of written notice to Amylin of rejection of any portion or all of that shipment (“Inspection Period”).  If Lilly does not deliver such written notice to Amylin within such Inspection Period, Lilly shall be deemed to have accepted the shipment, except in the case of Latent Defects.

(b)                                 Promptly following notice of rejection, Amylin and Lilly shall mutually determine whether the rejected shipment conformed to the Specifications and warranties and, if the rejected shipment did not so conform, in what ways the rejected shipment did not so conform.  If the Parties cannot agree upon such issue by the end of the Inspection Period, then the Head of Quality (or any successor position) of Amylin and the Head of Quality  (or any successor position) of Lilly shall mutually determine in good faith whether the rejected shipment conformed to the Specifications and warranties, using such further testing procedures as such individuals may agree, including, if such individuals so determine, submitting the rejected items and Specifications to a mutually acceptable, independent laboratory for determination of whether such items conformed to the Specifications and warranties.  Lilly shall provide to Amylin samples of rejected Pen Product, as Amylin shall reasonably request for the purpose of performing additional testing pursuant to this Section 5.8.  The non-prevailing Party shall bear all reasonable cost of such independent laboratory assessment.

(c)                                  If it is determined that the rejected Pen Product was non-conforming, then Amylin shall replace such Pen Product as promptly as practicable.  The Actual Manufacturing Cost of the rejected Pen Product, the Actual Manufacturing Cost of the replacement Pen Product and Lilly’s cost of return or disposal of rejected, non-conforming Pen Product shall be included in Cost of Product Sold for purposes of Article 4 of the Collaboration Agreement, unless and to the extent that such costs are a result of Amylin’s gross negligence or willful misconduct, in which event Amylin shall pay or reimburse such costs to Lilly in full.  Rejected or non-conforming Pen Product shall be returned to Amylin or disposed of, as directed by Amylin.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.9                               Inventory Obsolescence.  With respect to Pen Product and Components, Lilly will be responsible for the inventory loss for lots intended for sale in the Territory outside the U.S., based on  purchase orders submitted [***] in advance and accepted by Amylin under Section 5.4, that are delivered to Lilly with the product dating agreed upon by the SCWT.  Inventory obsolescence related to all other Pen Product and Components will be shared by the Parties on a pro rata basis based on the Forecasts included in the most recent [***] business plan approved by the ASC, with Lilly and Amylin equally sharing the U.S. allocation and Lilly solely responsible for the OUS allocation.

ARTICLE 6
TRADE DRESS AND PACKAGING

6.1                               Trade Dress and Packaging.  Amylin will ensure that the Pen Product that is delivered to Lilly hereunder is prepared and packed for shipment in compliance with applicable Marketing Approvals and cGMP, and in accordance with the MRD/Quality Agreement.  All trade dress and packaging for Pen Product, including use of Product Trademarks, Amylin Marks and Lilly Marks shall be consistent with the requirements of Section 9.5 of the Collaboration Agreement.

6.2                               Lot Numbering.  Amylin’s lot numbers will be affixed on the containers for the Pen Product and on each shipping carton in accordance with Applicable Laws.

6.3                               Release Testing.  The QLT will establish procedures for release testing Pen Product Manufactured for Lilly to ensure that Pen Product conforms to Applicable Laws.

ARTICLE 7
REGULATORY AND RECALL

7.1                               Regulatory Responsibility.  All matters related to the Parties’ regulatory responsibilities, including, without limitation, recall of Pen Product, regulatory communications, cooperation between the Parties, quality assurance and manufacturing audits, will be as set forth in this Agreement, the Quality Agreement and the Collaboration Agreement.  The QLT will also coordinate contacts with Regulatory Authorities with respect to the Pen Product, it being anticipated that each Party shall have the right to participate in key regulatory decisions and meetings.  If any Regulatory Authority requires the Regulatory Lead to have the ability to institute recalls unilaterally in a particular Regulatory Jurisdiction, then the Regulatory Lead shall have such right.  All costs of recall incurred by the Parties in accordance herewith will be shared by the Parties in proportion to their respective shares, at the time of the recall, of U.S. EQW Gross Profit and OUS EQW Gross Profit specifically associated with sales of Pen Product (as such terms are defined in Exhibit E of the Vial Supply Agreement) under the Collaboration Agreement, as amended, except to the extent due to a Party’s gross negligence or willful misconduct, in which case that Party will be solely responsible for such costs of recall.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 8
INTELLECTUAL PROPERTY

Pursuant to the Collaboration Agreement, the Parties have each granted to the other all licenses to patents, know-how or other intellectual property necessary for the performance of the Parties’ obligations under the Collaboration Agreement.  Any inventions resulting from the activities contemplated by this Agreement shall also be governed by the provisions of the Collaboration Agreement, except to the extent Amylin’s rights to license certain intellectual property may be limited by its Development and License Agreement with Alkermes Controlled Therapeutics Inc. II, dated May 15, 2000, as amended.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES OF LILLY

Lilly hereby represents and warrants to Amylin that, as of the Effective Date hereof:

9.1                               Organization and Standing. Lilly is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana.

9.2                               Power and Authority. Lilly has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated herein.  The execution, delivery, and performance of this Agreement by Lilly does not, and the consummation of the transactions contemplated hereby will not, violate any provisions of Lilly’s organizational documents, bylaws, or any Applicable Law applicable to Lilly, or any material agreement, mortgage, lease, instrument, order, judgment, or decree to which Lilly is a party or by which Lilly is bound.

9.3                               Corporate Action; Binding Effect.  Lilly has duly and properly taken all action required by law, its organizational documents, or otherwise, to authorize the execution, delivery, and performance of this Agreement and the other instruments to be executed and delivered by it pursuant hereto and the consummation of the transactions contemplated hereby and thereby.  This Agreement has been duly executed and delivered by Lilly and constitutes, and the other instruments contemplated hereby when duly executed and delivered by Lilly will constitute, legal, valid, and binding obligations of Lilly enforceable against it in accordance with its respective terms, except as enforcement may be affected by bankruptcy, insolvency, or other similar laws.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.4                               Governmental Approval.  Except as contemplated by this Agreement, no consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Regulatory Authority or any other Third Person is required in connection with the execution, delivery and performance of this Agreement, or any agreement or instrument contemplated by this Agreement, by Lilly or the performance by Lilly of its obligations contemplated hereby and thereby.

9.5                               Brokerage.  No broker, finder or similar agent has been employed by or on behalf of Lilly, and no Person with which Lilly has had any dealings or communications of any kind is entitled to any brokerage commission, finder’s fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

9.6                               Litigation.  There are no pending or, to Lilly’s knowledge, threatened judicial, administrative or arbitral actions, claims, suits or proceedings pending as of the date hereof against Lilly relating to the subject matter of this Agreement, which, either individually or together with any other, will have a material adverse effect on the ability of Lilly to perform its obligations under this Agreement or any agreement or instrument contemplated hereby.

9.7                               Not Debarred.  Lilly is not debarred and has not and will not use in any capacity the services of any Person debarred under subsections 306(a) or (b) of the Generic Drug Enforcement Act of 1992.  If at any time this representation and warranty is no longer accurate, Lilly will notify Amylin of such fact.

9.8                               Applicable Laws.  Lilly will comply with Applicable Laws relating to its distributing, marketing, promoting and selling of the Pen Product.

9.9                               Implied Warranties.  EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 9, LILLY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND LILLY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED OR STATUTORY WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTY OF NONINFRINGEMENT.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 10
REPRESENTATIONS AND WARRANTIES OF AMYLIN

Amylin represents and warrants to Lilly that, as of the Effective Date hereof:

10.1                        Organization and Standing. Amylin is a company duly organized, validly existing, and in good standing under the laws of Delaware.

10.2                        Power and Authority. Amylin has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated herein.  The execution, delivery, and performance of this Agreement by Amylin does not, and the consummation of the transactions contemplated hereby will not, violate any provisions of Amylin’s organizational documents, bylaws, or any Applicable Laws applicable to Amylin, or any material agreement, mortgage, lease, instrument, order, judgment, or decree to which Amylin is a party or by which Amylin is bound.

10.3                        Corporate Action; Binding Effect. Amylin has duly and properly taken all action required by law, its organizational documents, or otherwise, to authorize the execution, delivery, and performance of this Agreement and the other instruments to be executed and delivered by it pursuant hereto and the consummation of the transactions contemplated hereby and thereby.  This Agreement has been duly executed and delivered by Amylin and constitutes, and the other instruments contemplated hereby when duly executed and delivered by Amylin will constitute, legal, valid, and binding obligations of Amylin enforceable against it in accordance with its respective terms, except as enforcement may be affected by bankruptcy, insolvency, or other similar laws.

10.4                        Governmental Approval.  Except as contemplated by this Agreement, no consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Regulatory Authority or any other Third Person is required in connection with the execution, delivery and performance of this Agreement, or any agreement or instrument contemplated by this Agreement, by Amylin or the performance by Amylin of its obligations contemplated hereby and thereby.

10.5                        Brokerage.  No broker, finder or similar agent has been employed by or on behalf of Amylin, and no Person with which Amylin has had any dealings or communications of any kind is entitled to any brokerage commission, finder’s fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.6                        Litigation.  There are no pending or, to Amylin’s knowledge, threatened judicial, administrative or arbitral actions, claims, suits or proceedings pending as of the date hereof against Amylin relating to the subject matter of this Agreement, which, either individually or together with any other, will have a material adverse effect on the ability of Amylin to perform its obligations under this Agreement or any agreement or instrument contemplated hereby.

10.7                        Not Debarred. Amylin is not debarred and has not and will not use in any capacity the services of any Person debarred under subsections 306(a) or (b) of the Generic Drug Enforcement Act of 1992.  If at any time this representation and warranty is no longer accurate, Amylin will immediately notify Lilly of such fact.

10.8                        Pen Product Specifications.  Amylin will ensure that as of the date of delivery, Pen Product delivered by Amylin to Lilly hereunder: (i) will conform to the Specifications in effect at the time of manufacture, (ii) will have been Manufactured in accordance with cGMP and cQSR, as applicable, in effect at the time of manufacture, (iii) will not be adulterated or misbranded by Amylin within the meaning of the FD&C Act, and (iv) will not have been knowingly manufactured or sold in violation of any Applicable Laws of the U.S. in any material respect (collectively “Pen Product Warranty”).  Upon delivery to Lilly, FCA (Amylin’s Facility) Incoterms 2000, Amylin will convey good title to the Pen Product to Lilly as of the date of shipment, free and clear of any lien or encumbrance.

10.9                        Applicable Laws.  Amylin will comply with Applicable Laws relating to its supply of the Pen Product.

10.10                 Implied Warranties.  EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 10, AMYLIN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND AMYLIN SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED OR STATUTORY WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND WARRANTY OF NONINFRINGEMENT.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 11
TERM OF AGREEMENT; TERMINATION

11.1                        Term of Agreement.  Unless earlier terminated in accordance with this Article 11, this Agreement will take effect and commence on the Effective Date and will expire at such time as the Collaboration Agreement expires.  In the event of termination of the Collaboration Agreement prior to its expiration, this Agreement shall continue in effect unless terminated at the option of either Party as provided in Section 11.2(c) below.  This Agreement may also be terminated by mutual agreement of the Parties.

11.2                        Termination for Cause.  In addition to the Parties’ right to terminate by mutual agreement under Section 11.1 above, this Agreement may be terminated as follows:

(a)                                 A Party may terminate this Agreement immediately by providing written notice to the other Party if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other Party or an involuntary petition for relief under the United States Bankruptcy Code is filed in a court of competent jurisdiction against the other Party which is not dismissed within thirty (30) days of its filing, or the other Party makes or executes any assignment for the benefit of creditors.

(b)                                Either Party may terminate this Agreement in the event of a material breach of this Agreement by the other; provided that if the breaching Party cures such material breach within the cure period provided in Section 11.3, then the other Party will be obligated to continue to perform its obligations under this Agreement, and this Agreement will continue in full force and effect.

(c)                                 Either Party may terminate this Agreement immediately in the event the Collaboration Agreement is terminated for any reason.

11.3                        Procedures for Termination for Material Breach.  A termination of this Agreement pursuant to Section 11.2(b) shall not be effective unless the terminating Party complies with the following procedures:

The terminating Party will give the other Party prior written notice thereof, specifying in reasonable detail the alleged material breach, and if such alleged material breach or material default continues unremedied for a period of thirty (30) days after the date of receipt of the notification or, if the material breach reasonably cannot be corrected or remedied within thirty (30) days, then if (i) the defaulting Party has not commenced remedying said material breach within said thirty (30) days and is not diligently pursuing completion of same, or (ii) said material breach or material default has not been corrected or remedied within one-hundred twenty (120) days, then such terminating Party may immediately terminate this Agreement by again providing written notification to the defaulting Party and such termination shall be effective as of the date that such notice was delivered to the other Party.  This Section 11.3 will not be exclusive and will not be in lieu of any other remedies available to a Party hereto for any breach or default hereunder on the part of the other Party.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.4                        Effect of Termination.

(a)                                 Upon termination of this Agreement for any reason (whether due to breach of either Party or otherwise), Amylin will furnish to Lilly a complete written inventory of all work in progress and an inventory of all finished Pen Product.  Unless otherwise agreed to between the Parties, all stock on hand as of the effective date of any termination of this Agreement will be dealt with promptly as follows:

1.              Pen Product Manufactured and packaged pursuant to Purchase Orders from Lilly and accepted by Amylin will be delivered by Amylin to Lilly, whereupon Lilly will pay Amylin therefore in accordance with the terms hereof.

2.              Work in progress commenced by Amylin against accepted Purchase Orders from Lilly will be completed by Amylin and delivered to Lilly, whereupon Lilly will pay Amylin therefore in accordance with the terms hereof.

(b)                                 In the event of termination of this Agreement by Amylin for Lilly’s material breach or termination of this Agreement in the event of termination of the Collaboration Agreement by Amylin for Lilly’s material breach, Lilly shall be solely responsible for any wind down costs incurred by the Parties that cannot be reasonably avoided.  In the event of termination of this Agreement by Lilly for Amylin’s material breach or termination of this Agreement in the event of termination of the Collaboration Agreement by Lilly for Amylin’s material breach, Amylin shall be solely responsible for any wind down costs incurred by the Parties that cannot be reasonably avoided.  In the event of termination of this Agreement by mutual agreement of the Parties or for any other reason, including Force Majeure, the Parties shall share in any wind down costs incurred by the Parties that cannot be reasonably avoided as follows: (i) in the event the termination occurs prior to the True-Up Date (as defined in Exhibit E), Lilly shall pay [***]% and Amylin [***]%; or (ii) in the event such termination occurs after the True-Up Date, then

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Lilly and Amylin shall each pay an amount based upon the calculation of each Party’s share of the Pen Product Capital Investments (as defined below) as determined pursuant to Exhibit E.  Wind down costs shall include, without limitation, commitments to Third Party Suppliers that cannot be reasonably avoided.

(c)                                 With respect to the Pen Product Initial Capital Investment and any additional approved pen product capital investments covered as outlined in section 3.8(f) (the Pen Product Initial Capital Investment, and any such additional approved pen product capital investments, are collectively referred to as the “Pen Product Capital Investments”) which have not been fully paid for at the time Amylin ceases to Manufacture Pen Product in accordance with this Article:

1.               in the event of termination of this Agreement by Lilly for Amylin’s breach or termination of this Agreement in the event of termination of the Collaboration Agreement by Lilly for Amylin’s material breach, Amylin will be solely responsible for any remaining costs of completing such Pen Product Capital Investments, regardless of whether such Pen Product Capital Investments are usable by Amylin; or

2.               in the event of expiration of this Agreement or termination of this Agreement for any reason other than as provided in Section 11.4(c)(1), unless otherwise agreed by the Parties, (i) each Party will be responsible for payment of its share of any remaining costs of completing such Pen Product Capital Investments as follows: (a) in the event the termination occurs prior to the True-Up Date (as defined in Exhibit E), Lilly shall pay [***]% and Amylin [***]%; or (b) in the event such termination occurs after the True-Up Date, then Lilly and Amylin shall each pay an amount based upon the calculation of each Party’s share of the Pen Product Capital Investments (as defined below) as determined pursuant to Exhibit E, or (ii) if the parties agree, Lilly will pay Amylin the net present value of Lilly’s share of any remaining costs of completing such Pen Product Capital Investments within thirty (30) days of invoice provided by Amylin to Lilly for such amount and, upon receipt of such payment, Lilly will have no further obligation for any payment of costs of completing such Pen Product Capital Investments.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)                                In addition, upon expiration of this Agreement or termination of this Agreement for any reason (whether due to breach of this Agreement by either Party, Force Majeure, or otherwise), in the event Lilly has the right to, and intends to continue to commercialize Pen Product:

1.              Promptly following termination of this Agreement, and as soon as practicable given Amylin’s continuing obligation to supply Pen Product until the transfer described in this Section 11.4(d) is complete, to the extent permissible under its agreements with Alkermes, Amylin will transfer to a Third Party manufacturer designated by Lilly and approved by Amylin, such approval not to be unreasonably withheld or delayed (the “Successor Manufacturer”), such Amylin Rights, Amylin Information, manufacturing records and Pen Product-specific equipment and test or control procedures with respect to the Manufacture of Pen Product as is reasonably necessary to permit the Successor Manufacturer to Manufacture Pen Product meeting the Specifications on behalf of the Parties or Lilly, and will provide Lilly with a copy (or access to) such Amylin Rights, Amylin Information, manufacturing records, equipment and test or control procedures for use by the Successor Manufacturer and Lilly solely in relation to Manufacture of Pen Product.  The Parties shall provide the Successor Manufacturer with commercially reasonable technical and other assistance in connection with the use of such Amylin Rights and Amylin Information for the Manufacture of Pen Product and with the scale-up and validation to applicable regulatory standards of the Successor Manufacturer for the Manufacture of Pen Product in accordance with the Specifications.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Each Party shall use its Commercially Reasonable Efforts to enable the Successor Manufacturer to Manufacture Pen Product in accordance with the Specifications on a commercial scale sufficient to fulfill reasonable anticipated sales of Pen Product as soon as reasonably practicable.  At Lilly’s request, Amylin will introduce Lilly and the Successor Manufacturer to Amylin’s vendors of raw materials or components used in the Manufacture of Pen Product, and will provide reasonable assistance to Lilly and/or the Successor Manufacturer, as applicable, in its efforts to enter into supply relationships with such vendors.  If any such vendor supplies Amylin with any such raw materials or components on an exclusive basis, Amylin shall waive compliance with any such condition to allow such vendor to transact business with Lilly and/or the Successor Manufacturer, as applicable solely in relation to the Manufacture of Pen Product;

2.              The costs and expenses incurred by Amylin in effecting the technology transfer and providing the assistance described in Section 11.4(d)(1) (collectively, the “Technology Transfer”) will be borne solely by Amylin in the event of (i) termination of this Agreement by Lilly for Amylin’s breach, or (ii) termination of this Agreement by Lilly in the event of termination of the Collaboration Agreement by Lilly for Amylin’s breach thereof  In the event of termination of this Agreement by Amylin for Lilly’s breach, or voluntary termination of this Agreement by Lilly pursuant to Section 11.2(a) of this Agreement, or termination of this Agreement by either Party in the event of termination of the Collaboration Agreement by Amylin for Lilly’s breach thereof, Lilly will reimburse Amylin in full for Amylin’s reasonable and documented costs and expenses of performing the Technology Transfer within thirty (30) days of invoice by Amylin (such invoices to be delivered monthly).

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.5                        Supply Following Termination.  In the event this Agreement is terminated for any reason other than termination of this Agreement (i) by Amylin pursuant to Section 11.2(b) or (ii) by Amylin in the event of termination of the Collaboration Agreement for any reason other than by Lilly for Amylin’s breach thereof, and Lilly intends to continue to commercialize Pen Product, Amylin shall, if Lilly so requests in writing, continue to use its Commercially Reasonable Efforts to supply Pen Product to Lilly pursuant to this Agreement until such time as the Successor Manufacturer is able to Manufacture Pen Product on a commercial scale sufficient to fulfill reasonable anticipated sales of Pen Product and obtain or maintain required Marketing Approvals, except that in the case of termination of this Agreement by either Party pursuant to Section 11.2(c) hereof Amylin shall supply Pen Product to Lilly for no longer than thirty-six  (36) months from termination of this Agreement. Amylin will supply such Pen Product to Lilly, and Lilly shall obtain such Pen Product from Amylin, in accordance with the terms and conditions of this Agreement.

11.6                        Continuing Obligations.  Termination of this Agreement for any reason will not relieve the Parties of any obligation accruing prior thereto or any antecedent breach of the provisions of this Agreement, and will be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of the provisions of this Agreement.  Without limiting the generality of the foregoing and in addition to the foregoing, no termination of this Agreement, whether by lapse of time or otherwise, will serve to terminate the rights and obligations of the Parties hereto under Articles 1, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16, and Sections 3.5, 3.9, 3.10, 3.11, 3.12, 4.3, 4.6, 4.8, 5.8 and 5.9, or rights and obligations which otherwise expressly survive the termination of this Agreement and Sections which are necessary to give effect to rights and obligations which expressly survive the expiration or termination of this Agreement.

11.7                        Non-Exclusive Remedies.  The remedies set forth in this Article 11 or elsewhere in this Agreement will be in addition to, and will not be to the exclusion of, any other remedies available to the Parties at law, in equity or under this Agreement.

11.8                        Mitigation of Damages.  In the event of any breach of this Agreement by Amylin or Lilly, the other Party shall take reasonable actions to mitigate its damages.

ARTICLE 12
DISPUTE RESOLUTION

Disputes between the Parties concerning either Party’s rights or obligations under this Agreement shall be resolved as set forth in the Collaboration Agreement.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ARTICLE 13
CONFIDENTIALITY

Confidentiality, nondisclosure and nonuse of information and publication relating to the activities contemplated by this Agreement shall be governed by the provisions of the Collaboration Agreement.

ARTICLE 14
ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

14.1                        Compliance with Law.  Each of the Parties will comply with all Applicable Laws relating to its obligation hereunder.

14.2                        Commercially Reasonable Efforts.  Except as otherwise provided in this Agreement or the Collaboration Agreement, Lilly and Amylin each hereby agree to use all Commercially Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or proper to make effective the transactions contemplated by this Agreement, including such actions as may be reasonably necessary to obtain approvals and consents of any Regulatory Authority and other Persons; provided, however, that no Party will be required to (i) pay money (other than as expressly required pursuant to this Agreement or the Collaboration Agreement or as implicitly required in order for a  Party to carry out its obligations hereunder), or (ii) assume any other material obligation not otherwise required to be assumed by this Agreement or the Collaboration Agreement.

14.3                        Further Assurances.  The Parties intend that this Agreement contain all consents, licenses and authorizations from one Party to the other necessary to enable each Party to perform its obligations hereunder.  In the event any further such consents, licenses or authorizations are necessary, each Party agrees to take such further actions and execute such further agreements as may be reasonably necessary to carry out the intent and purposes of this Agreement.

ARTICLE 15
INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

15.1                        Indemnification.  Indemnification obligations of the Parties will be provided as set forth in the Collaboration Agreement, For purposes of determining each Party’s indemnification rights and obligations under Article 8 of the Collaboration Agreement, this Agreement and the Vial Supply Agreement will be considered Related Agreements (as defined in the Collaboration Agreement).

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

15.2                        Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOST PROFITS) OR PUNITIVE DAMAGES, HOWEVER CAUSED OR UPON ANY THEORY OF LIABILITY (INCLUDING A PARTY’S OWN NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (OR THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY’S EMPLOYEES, AGENTS CONTRACTORS OR SUBCONTRACTORS)).  NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THE INDEMNIFICATION PROVISIONS OF THIS AGREEMENT.

15.3                        Insurance.  The Parties will each, throughout the term of this Agreement, maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance and product liability insurance in an amount that is customary in the pharmaceutical and device industries.

ARTICLE 16
MISCELLANEOUS PROVISIONS

16.1                        Successors and Assigns.  This Agreement will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and assigns.  This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets or business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction.  In the event of such transaction, however, intellectual property rights of the acquiring party to such transaction (if other than one of the Parties to this Agreement) shall not be included in any technology licensed hereunder.  The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any attempted assignment not in accordance with this Section 16.1 will be void.

16.2                        Notices.  Unless otherwise stated in this Agreement as to the method of delivery, all notices or other communications required or permitted to be given hereunder will be as set forth in Section 14.6 of the Collaboration Agreement.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.3                        Waiver.  Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof only by a written instrument executed by such Party.  Except as otherwise provided in this Agreement no delay on the part of Lilly or Amylin in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either Lilly or Amylin of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder

16.4                        Entire Agreement.  This Agreement, the Vial Supply Agreement, the Collaboration Agreement and Related Agreements, each of their appendices, exhibits, schedules and certificates, and all documents and certificates delivered or contemplated in connection herewith and therewith constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements or understandings of the Parties relating thereto.

16.5                        Amendment.  This Agreement may be modified or amended only by written agreement of the Parties hereto signed by authorized representatives of the Parties.

16.6                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute a single instrument.

16.7                        Governing Law.  This Agreement will be governed and construed in accordance with the laws of the State of New York excluding any choice of law rules that may direct the application of the law of another state.

16.8                        Headings.  All section titles or headings contained in this Agreement and in any exhibit, schedule or certificate referred to herein or attached to this Agreement are for convenience only, will not be deemed a part of this Agreement and will not affect the meaning or interpretation of this Agreement.

16.9                        No Third Person Rights.  No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligations in any Person not a Party to this Agreement.

16.10                 Construction.  This Agreement will be deemed to have been drafted by both Lilly and Amylin and will not be construed against either Party as the draftsperson hereof.  Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.11                 Appendices, Exhibits, Schedules and Certificates.  Each attachment and exhibit attached hereto is incorporated herein by reference and made a part of this Agreement.

16.12                 No Joint Venture.  Nothing contained in this Agreement will be deemed to create any joint venture or partnership between the Parties hereto, and, except as is expressly set forth herein, neither Party will have any right by virtue of this Agreement to bind the other Party in any manner whatsoever.

16.13                 Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not be affected thereby.  In the event a part or provision of this Agreement is held to be illegal, invalid or unenforceable, the Parties agree to negotiate in good faith an amendment of such part or provision in a manner consistent with the intention of the Parties.

16.14                 Force Majeure.  If either Party is prevented from complying, either totally or in part, with any of the terms or provisions set forth herein by reason of an event of Force Majeure, including, by way of example and not of limitation, fire, flood, explosion, storm, strike, lockout or other labor dispute, riot, war, rebellion, accidents, terrorist acts, acts of God, acts of governmental agencies or instrumentalities, inability to obtain materials from suppliers, or any other similar or dissimilar cause, in each case to the extent beyond its reasonable control (“Force Majeure”), such Party will provide written notice of such event to the other Party.  Said notice will be provided within five (5) business days of the occurrence of such event and will identify the requirements of this Agreement or such of its obligations as may be affected, and, to the extent so affected, said obligations will be suspended during the period of such disability.  The Party prevented from performing hereunder will use Commercially Reasonably Efforts to remove such disability as promptly as possible and will continue performance whenever such causes are removed.  The Party so affected will give to the other Party a good faith estimate of the continuing effect of the Force Majeure condition and the duration of the affected Party’s nonperformance.  If the period of any previous actual nonperformance of a Party because of Force Majeure conditions plus the anticipated future period of such Party’s nonperformance because of such conditions will exceed an aggregate of one hundred twenty (120) days within any one year period, the other Party may terminate this Agreement by prior written notice to the nonperforming Party.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.15                 Fundamental Principle of Good Faith and Fair Dealing.  In entering into this Agreement, Lilly and Amylin each acknowledge and agree that all aspects of the business relationship and dealings between Lilly and Amylin contemplated by this Agreement shall be governed by the fundamental principle of good faith and fair dealing.

16.16                 Interpretation.  In the event of any conflict between this Agreement and the Collaboration Agreement, the terms of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

ELI LILLY AND COMPANY

By:	/s/ John C. Lechleiter

Printed Name:	John C. Lechleiter

Title:	Chairmain, President and Chief Executive Officer

AMYLIN PHARMACEUTICALS, INC.

By:	/s/ Paul Marshall

Printed Name:	Paul Marshal

Title:	Sr. Vice President, Operations

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXHIBIT A

DEFINITION OF ALLOCATION OF SERVICE FOR

ACTUAL MANUFACTURING COST CALCULATION

“Actual Manufacturing Cost” will include Amylin’s costs for allocation of service, in addition to other cost elements.  Calculation of the Actual Manufacturing Cost will be consistent with the usual methodology utilized by Amylin to calculate Amylin’s Cost of Products Sold in accordance with U.S. GAAP.

Allocation of services is the cost of the indirect materials, indirect labor and all other expenses incurred in the support of production and for the acquisition of materials related to production of the Pen Product.  The labor related charges included in the Allocation of Services would be calculated using the actual FTE Rate.  To the extent the costs above are not directly traceable to production of the Pen Product, Amylin in good faith will apply reasonable allocation methods to such costs.  Examples of items that are incorporated as part of the Allocation of Services include:

(1)	repair and maintenance;
(2)	on-going qualification/validation/in process testing/ stability testing and investigations;
(3)	manufacturing equipment and manufacturing support equipment calibration costs;
(4)	utilities;
(5)	depreciation and amortization;
(6)	material testing;
(7)	pre-inspection approval costs (including validation costs), which consists of Amylin’s internal labor and any out-of-pocket costs on an actual dollar for dollar basis;
(8)

Prorated costs for manufacturing administration such as complaint handling, customer service, technical stewardship, logistics, production planning, regulatory support, training and development, procedure coordination, procurement, finance and IT support, and

(9)	Other costs that are required to support the manufacture of Pen Product in accordance with U.S. GAAP

The costs of general corporate expenses that are not related to the Manufacture of Pen Product, are not included in the Allocation of Services.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit B

Pen Product Estimated Initial Capital Investment

Description	Current Estimate ($M)
[***]	$	[***]
[***]	$	[***]
[[***]	$	[***]
[***]	$	[***]
[***] (1)	$	[***]
[***]	$	[***]
[***]	$	[***]
[***] (2)	$	[***]
[***] (3)	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Total		$216

(1)          Approximately $[***] estimated for [***] and $[***]  for [***]

(2)          Will be located at [***]

(3)          Will be located at [***]

        Does not include capitalized interest

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit C

Reimbursement of Previously Incurred Capital Spending

Month	Monthly Spend	Lilly Share	Interest	Total Owed to Amylin
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Lilly share based on a [***]% allocation

Interest calculation utilizes rates based on June 12, 2006 Letter Agreement

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit D

Estimate of Actual Manufacturing Cost Template

Actual Manufacturing Cost

Q1 2XXX

	US	OUS

Headcount
Contractors

Compensation & Benefits
Depreciation
Maintenance/Repair/Utilities
Purchased Services/Professional/Contractors
Supplies & Materials
Other Site Expenses
San Diego QC Lab & Depr of sites in Exh X
Other San Diego Allocations In
Packaging Depr & Other Related Exp
Factory & Inventory Losses
Other Variances/PPV/Use Yield
Royalty Expense
Total Expense

Production Volumes

Per Unit COPS:
Raw Materials Excluding Delivery Device
Device Delivery
Packaging Materials & Expense
Labor
Depreciation
Overhead
Total Pen Cost

*** Confidential Treatment Requested

Exhibit E

Pen Agreement Capital True-up

[***]